                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: OCTOBER 16, 2003



COMMISSION         EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER        STATE OF          I.R.S. EMPLOYER
FILE NUMBER        AND PRINCIPAL OFFICE ADDRESS AND TELEPHONE NUMBER           INCORPORATION     ID. NUMBER
-----------        -----------------------------------------------------       -------------     ----------------

1-14514            Consolidated Edison, Inc.                                   New York          13-3965100
                   4 Irving Place, New York, New York 10003
                   (212) 460-4600

1-1217             Consolidated Edison Company of New York, Inc.               New York          13-5009340
                   4 Irving Place, New York, New York 10003
                   (212) 460-4600

1-4315             Orange and Rockland Utilities, Inc.                         New York          13-1727729
                   One Blue Hill Plaza, Pearl River, New York 10965
                   (845) 352-6000
-------------------------------------------------------------------------------------------------------------------


                                       INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

Third Quarter Financial Results

Unaudited net revenues (operating revenues less purchased power, fuel and gas purchased for resale), operating income and net income for common stock for the three months ended September 30, 2003 and 2002 for Consolidated Edison, Inc. (Con Edison) and its consolidated subsidiaries Consolidated Edison Company of New York, Inc. (Con Edison of New York) and Orange and Rockland Utilities, Inc. (O&R, and together with Con Edison and Con Edison of New York, the Companies) were as follows:





                                        Con Edison             Con Edison of New York                 O&R
                                ---------------------------- ---------------------------- ----------------------------
                                                          Three months ended September 30,

(Millions of Dollars)               2003          2002           2003          2002           2003           2002
---------------------------     ------------- -------------- ------------- -------------- -------------- -------------



Net revenues                          $1,337         $1,317        $1,180         $1,180           $103           $95
---------------------------     ------------- -------------- ------------- -------------- -------------- -------------

Operating income                        $353           $386          $337           $352            $14           $24
---------------------------     ------------- -------------- ------------- -------------- -------------- -------------
Net income for common
stock                                   $257           $284          $253           $259            $15           $19
---------------------------     ------------- -------------- ------------- -------------- -------------- -------------



The Companies' results for the three months ended September 30, 2003, as compared to the 2002 period, were negatively affected by the lower than normal number of hot days during the summer of 2003 compared to an exceptionally warm summer in 2002, higher depreciation and property tax expense and the August 2003 power outage. For Con Edison and Con Edison of New York, the results also reflect a reduction in net credits for pension and other post-retirement benefits. In addition, for Con Edison, results were negatively affected by the current weak margins in the wholesale electric markets affecting sales from unregulated generation assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


99 Press release, dated October 16, 2003, furnished pursuant to Item 12 of Form 8-K.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On October 16, 2003, Con Edison issued a press release reporting, among other things, its results of operations for the quarterly period ended September 30, 2003. The press release, which is "furnished" as an exhibit to this report pursuant to Item 12 of Form 8-K, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONSOLIDATED EDISON, INC.

                                             CONSOLIDATED EDISON COMPANY
                                             OF NEW YORK, INC.

                                             ORANGE AND ROCKLAND UTILITIES, INC.

                                             By  /s/  EDWARD J. RASMUSSEN
                                                 -------------------------------
                                                 Edward J. Rasmussen
                                                 Vice President and Controller

DATE: October 16, 2003